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                                                                   EXHIBIT 10.8



CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION.



                                                                    Confidential


                    Amendment to Exclusive License Agreement


This letter agreement is being entered into for the purpose of amending that certain Exclusive License Agreement ( the "License Agreement"), executed as of August 3, 1993, between Gopal M. Nair, Ph.D. and BioNumerik Pharmaceuticals, Inc. ("BNP").

In consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

         1. Section 10.e.1) of the License Agreement is hereby amended so that such section, as amended, will read in its entirety as follows:

         "BNP and/or its sublicensee(s) shall submit a request to initiate clinical trials (i.e. a U.S. IND application) necessary for government approval of a product, process, method or technology exclusively licensed from Nair within [**] after the execution date of the license in at least one country in North America."

         2. Section 1 of the License Agreement is hereby amended by (A) deleting the fifth and sixth sentences of the third paragraph of Section 1 of the License Agreement (which sentences begin with the language "In the event BNP sub licenses..." and end with the language " .... to Nair according to the above schedule") and (B) replacing such fifth and sixth sentences with new language which shall read in its entirety as follows:

         "BNP shall have the right, following notice to Nair, to sublicense all or part of its rights to the Compounds (and/or all or part of its rights to products containing the Compounds and all other patent rights and other proprietary rights licensed under this Agreement ) to a third party or parties. In such event, BNP shall pay Nair [**]% of any up-front sublicensing payment amount that BNP receives from such sublicensee(s) and [**]% of all royalty and other payments that BNP receives from such sublicensee(s). Any sublicenses granted by BNP shall continue in full force and effect so long as Nair receives the sublicense payment amounts provided for above. Sales of Compounds and/or Products or other technology by sublicensees of BNP will not be subject to the royalty amounts on annual sales referred to in the first two paragraphs of this Section l ."



         [**] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.



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         3. All capitalized terms used in this letter agreement shall have the same meaning as assigned to such terms in the License Agreement. Each party hereto agrees to take such further actions and to sign such additional documents as may be requested by the other party in order to further evidence or reflect the intent of this agreement.

Except as amended hereby, all other terms and provisions of the License Agreement will remain in full force and effect and continue in accordance with their terms.

In Witness Whereof, the parties have executed this agreement as of August 23, 1996.


                                    BioNumerik Pharmaceuticals, Inc.



/s/ Madhavan G. Nair                By:      /s/ Frederick H. Hausheer
Gopal M. Nair, Ph.D.                         Frederick H. Hausheer M.D.
                                             Chairman and
                                             Chief Executive Officer


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                                                                    CONFIDENTIAL


                    AMENDMENT TO EXCLUSIVE LICENSE AGREEMENT


This amendment is being entered into for the purpose of amending that certain Exclusive License Agreement between Gopal M. Nair, Ph.D. and BioNumerik Pharmaceuticals, Inc. ("BNP"), executed as of August 3, 1993 and amended as of August 23, 1996 (the "License Agreement").

In consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

         1. Section 10.e.2) of the License Agreement is hereby amended so that such section, as amended, will read in its entirety as follows:

                  "BNP and/or its sublicensee(s) shall submit a request for government approval (equivalent to a U.S. NDA or PLA) to initiate commercial sales of a product, process, method or technology exclusively licensed from Nair within 10 years after the execution date of the license in at least one country in any one of the Major Marketing Regions of the World."

         2. All capitalized terms used in this amendment shall have the same meaning as assigned to such terms in the License Agreement. Each party hereto agrees to take such further actions and to sign such additional documents as may be requested by the other party in order to further evidence or reflect the intent of this agreement.

Except as amended hereby, all other terms and provisions of the License Agreement will remain in full force and effect and continue in accordance with their terms.

In Witness Whereof, the parties have executed this amendment as of the dates indicated below.


                                            BioNumerik Pharmaceuticals, Inc.


/s/ Madhavan G. Nair                        /s/ Frederick H. Hausheer
Gopal M. Nair, Ph.D.                        Frederick H. Hausheer, M.D.
                                            Chairman and Chief Executive Officer

Nov. 19, 1998                               11/23/98
Date                                        Date